                                                                   EXHIBIT 99.14


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 AUGUST 3, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MLMI 2004-FM1



                          #OF
                         LOANS     BALANCE      AVG BALAN                   SEASONING    WAC     WARM   FICO   OLTV     CLTV    DTI
                         -----     -------      ---------                   ---------    ---     ----   ----   ----     ----    ---
AGGREGATED POOL          2,108   358,267,790    169,956.26  % of the pool           6    7.243    345    626   83.25   87.57   42.14
2ND LIEN                   472    17,330,009     36,716.12          4.84%           7   11.282    217    633   99.36   99.36   43.42
IO LOANS ONLY              284    74,619,610    262,745.10         20.83%           6    6.219    354    644   85.53   94.59   42.57

RATES:
9.5-10                      38     3,449,026     90,763.85          0.96%           7    9.804    291    595   84.17   84.48   40.61
10.01-10.5                  41     2,500,587     60,989.92          0.70%           7   10.353    263    603   91.28   92.43   39.93
10.51-11                    91     4,229,419     46,477.13          1.18%           7   10.873    238    611   96.36   96.36   44.14
11.01-12                   173     5,150,627     29,772.41          1.44%           7   11.678    223    601   94.30   94.30   44.24
12.01-13                   104     3,142,176     30,213.23          0.88%           7   12.681    213    645   99.06   99.06   43.57
GT 13%                      34     1,040,057     30,589.92          0.29%           7   13.297    209    636   99.83   99.83   42.28

FICO
<500                         2       346,417    173,208.27          0.10%           6    8.385    354    500   70.87   73.03   38.40
501-525                    117    19,374,348    165,592.72          5.41%           6    8.333    352    514   71.94   72.42   42.32
526-550                    141    24,332,687    172,572.24          6.79%           6    7.829    352    539   73.10   73.69   41.85
551-575                    188    25,549,932    135,903.89          7.13%           6    7.654    345    562   79.41   80.75   41.70
576-600                    336    50,088,159    149,071.90         13.98%           6    7.331    344    588   81.43   84.62   42.06
601-625                    377    62,161,774    164,885.34         17.35%           6    7.103    344    613   84.64   89.53   42.78
626-650                    392    67,449,067    172,063.95         18.83%           6    7.067    342    638   85.67   91.65   42.05

<50,000                    347     8,115,774     23,388.40          2.27%           7   11.695    205    621   98.29   98.29   42.59
50,000-75,000              133     8,268,050     62,165.79          2.31%           7   10.171    275    609   89.57   91.17   42.25
75,000-100,000             186    16,248,431     87,357.15          4.54%           6    8.378    323    609   82.47   85.54   40.63
400,000-500,000            113    50,903,912    450,477.10         14.21%           6    6.593    352    641   84.24   88.51   41.19
500,001-600,000             10     5,670,697    567,069.66          1.58%           6    6.514    354    641   78.87   78.87   35.63
>600,000                     3     2,036,894    678,964.82          0.57%           6    6.493    354    678   75.42   78.46   41.66

LTV
80-85                      132    23,955,995    181,484.81          6.69%           6    7.129    352    606   84.53   85.86   42.83
85.01-90                   328    69,094,353    210,653.52         19.29%           6    6.938    352    632   89.71   91.68   40.68
90.01-95                   182    15,218,508     83,618.17          4.25%           6    7.485    332    626   94.82   94.89   41.89
95.01-100                  522    57,778,771    110,687.30         16.13%           7    8.677    319    670   99.93   99.93   42.79

STATED DOC                 619   113,365,940    183,143.68         31.64%           6    7.829    348    632   82.33   85.68   42.21
STREAMLINED DOC (EASY)      43     8,422,447    195,870.87          2.35%           6    6.999    344    600   79.30   81.11   35.63

2ND HOME                    27     3,685,114    136,485.69          1.03%           6    7.372    343    624   81.74   83.07   41.88
INVESTMENT PROPERTY        192    25,890,275    134,845.18          7.23%           6    7.561    347    641   82.29   83.78   41.51
CASH OUT LOANS            1033   194,417,514    188,206.69         54.27%           6    7.206    348    604   80.11   81.91   41.56
CONDO                      152    23,459,435    154,338.39          6.55%           6    7.428    344    631   85.75   92.06   44.27
2-4 FAMILY                 163    31,199,643    191,408.85          8.71%           6    7.345    342    649   83.41   85.19   42.47

FIXED RATE                 848    92,226,743    108,757.95         25.74%           6    7.823    321    627   82.20   83.33   42.55
ARM                       1260   266,041,047    211,143.69         74.26%           6    7.042    354    625   83.61   89.04   42.00

FLORIDA                    237    32,292,892    136,256.93          9.01%           6    7.206    348    604   80.11   81.91   41.56
GEORGIA                     53     5,879,623    110,936.28          1.64%           6    7.428    344    631   85.75   92.06   44.27
MARYLAND                    73    11,702,398    160,306.82          3.27%           6    7.345    342    649   83.41   85.19   42.47

CREDIT GRADS
B                           84    13,127,765    156,282.91          3.66%           6    7.991    350    550   71.75   71.84   41.43
C                           34     5,515,197    162,211.68          1.54%           6    8.977    353    540   71.79   73.12   42.26

                                                % OF
                                              (SINGLE               % OF
                           % OF      % OF      FAMILY     % OF       2ND
                         FULL DOC   PRIMARY   AND PUD)   CASHOUT    LIEN
                         --------   -------   --------   -------    ----
AGGREGATED POOL            66.01      91.74      84.74     54.27     4.84
2ND LIEN                   72.32      98.37      85.83     21.00   100.00
IO LOANS ONLY              97.68     100.00      88.49     35.46     0.00

RATES:
9.5-10                     64.92      94.22      73.41     62.12    50.80
10.01-10.5                 74.55      93.57      88.28     27.10    71.98
10.51-11                   88.63      98.36      89.63     39.43    89.91
11.01-12                   80.14      93.82      88.24     34.65    86.08
12.01-13                   16.53      96.18      81.68      5.80   100.00
GT 13%                      5.49     100.00      85.44      3.39   100.00

FICO
<500                      100.00     100.00     100.00     82.51     0.00
501-525                    60.12      96.81      92.70     90.95     0.00
526-550                    53.85      94.62      84.96     86.77     0.00
551-575                    61.95      93.55      89.75     76.59     1.76
576-600                    75.75      91.59      87.45     64.75     6.59
601-625                    79.63      92.60      86.60     58.92     6.59
626-650                    67.28      90.83      84.81     47.43     6.17

<50,000                    66.72      95.30      82.34     17.09    97.55
50,000-75,000              68.85      88.70      86.43     38.87    55.95
75,000-100,000             77.44      78.76      87.38     54.36    19.06
400,000-500,000            66.86      98.34      85.15     53.15     0.00
500,001-600,000            70.82     100.00      90.14     69.90     0.00
>600,000                  100.00     100.00     100.00     34.04     0.00

LTV
80-85                      78.78      90.67      91.12     82.45     0.36
85.01-90                   89.26      80.66      85.30     53.59     0.13
90.01-95                   85.96      98.54      83.27     70.89     9.11
95.01-100                  49.18     100.00      79.96     24.33    27.29

STATED DOC                  0.00      93.07      81.07     49.39     4.19
STREAMLINED DOC (EASY)      0.00      90.70      90.24     69.21     0.61

2ND HOME                   56.19       0.00      63.32     43.62     0.28
INVESTMENT PROPERTY        72.86       0.00      62.70     46.96     1.05
CASH OUT LOANS             68.20      92.92      87.38    100.00     1.87
CONDO                      65.36      84.36       0.00     36.43     6.80
2-4 FAMILY                 54.62      76.47       0.00     51.23     2.76

FIXED RATE                 77.13      91.82      84.42     69.27    18.79
ARM                        62.15      91.72      84.85     49.06     0.00

FLORIDA                    68.20      92.92      87.38    100.00     1.87
GEORGIA                    65.36      84.36       0.00     36.43     6.80
MARYLAND                   54.62      76.47       0.00     51.23     2.76

CREDIT GRADS
B                          62.70      96.64      88.99     90.10     0.16
C                          66.52     100.00      91.53     78.98     0.43